<SUBMISSION>
<TYPE> 497
<TEST>
<DOCUMENT-COUNT> 1
<NOTIFY> 71075,3341
<SROS> NONE
<SUBMISSION-CONTACT>
<NAME> TRACY PERCIVAL
<PHONE> 201-352-6795
</SUBMISSION-CONTACT>
<FILER>
<CIK> 0000827111
<CCC> $4sgxsvy
<FILE-NUMBER> 33-38088
</FILER>
<DOCUMENT>
<TYPE> 497
<DESCRIPTION> The Municipal Bond Trust Series 230
<TEXT>
 Filed Pursuant to Rule 497(d)
Registration File No.: 33-38088

PROSPECTUS SUPPLEMENT
Dated May 30, 2001

This prospectus supplement dated May 30, 2001 modifies the prospectuses for the following trusts and all series issued thereunder (individually, a "Trust" and collectively, "Trusts"):

1. The Municipal Bond Trust;

2. The PaineWebber Pathfinders Trust;

3. The PaineWebber Equity Trust;

4. The Corporate Bond Trust; and

5. The PaineWebber Federal Government Trust.

On November 3, 2000, PaineWebber Incorporated merged with UBS AG to become UBS PaineWebber Inc., and is now an affiliate of UBS Warburg and an indirect subsidiary of UBS AG.

As of this date, all references to "PaineWebber" in the name of a Trust shall be deleted and substituted with "UBS PaineWebber". All references to "PaineWebber Incorporated" in any capacity contained in the prospectuses for the Trusts shall be deleted and substituted with "UBS PaineWebber Inc." All references to "PaineWebber" in any capacity contained in the prospectuses for the Trusts shall be deleted and substituted with " UBS PaineWebber".

</TEXT>
</DOCUMENT>
</SUBMISSION>